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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                           ARI Network Services, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                           ARI NETWORK SERVICES, INC.
                            330 East Kilbourn Avenue
                           Milwaukee, Wisconsin 53202

                                 ---------------


               NOTICE OF ADJOURNED ANNUAL MEETING OF SHAREHOLDERS

                                January 31, 2002


To the Shareholders of ARI Network Services, Inc.:

         The 2001 Annual Meeting of Shareholders of ARI Network Services, Inc. scheduled for December 13, 2001 has been adjourned. Due to circumstances beyond our control, brokers mailed our proxy materials to beneficial owners of our stock later than we had requested. Consequently, brokers were unable to vote a significant portion of the shares registered in their name by the originally scheduled meeting date and we did not have a quorum.

         Accordingly, the 2001 Annual Meeting of Shareholders of ARI Network Services, Inc. will reconvene at the headquarters of ARI Network Services, Inc., 330 East Kilbourn Avenue, Milwaukee, Wisconsin, on Thursday, January 31, 2002 at 9:00 a.m., local time, for the following purposes:

         1. To elect two directors to serve until 2004.

         2. To ratify the appointment of Ernst & Young LLP as independent auditors.

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on November 2, 2001 are entitled to notice of and to vote at the meeting and at all subsequent adjournments thereof.

         The proxy statement that we mailed to you on November 19, 2001 accurately describes the matters to be acted upon at the meeting. Please contact us if you would like another copy.

         WE HAVE INCLUDED ANOTHER PROXY CARD FOR YOUR CONVENIENCE. IF YOU HAVE NOT ALREADY VOTED, KINDLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO BY REVOKING YOUR PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                           By order of the Board of Directors,



                                           Timothy Sherlock, Secretary
                                           December 17, 2001


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